Item 32.2 Section 1350 Certifications

CERTIFICATION OF PERIODIC REPORT

I, Karl W. Mueller, the Chief Financial Officer of Old Republic International Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents the financial condition and results of operations of the Company.

Dated: February 26, 2007

/s/ Karl W. Mueller
                                        Karl W. Mueller, Senior
                                        Vice President and Chief
                        Financial Officer